EXHIBIT 32.1
                                                                    ------------


                                  CERTIFICATION
                   (Section 906 - Sarbanes-Oxley Act of 2002)


In connection with the report of IPSCO Inc. (the "Company") on the Form 40-F for the fiscal year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 2nd day of April, 2004.



/s/ David Sutherland                                    /s/ Robert L.  Ratliff
David Sutherland                                        Robert Ratliff
President and Chief Executive Officer,                  Vice President and Chief Financial Officer,
IPSCO Inc.                                              IPSCO Inc.